Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2019 FOURTH QUARTER AND FULL YEAR RESULTS

Fourth quarter pretax income increased by 62% year-over-year, driving full year pretax income to exceed $300 million for the first time since 2006.

DENVER, COLORADO, Thursday, January 30, 2020. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter and full year ended December 31, 2019.

Larry A. Mizel, MDC's Chairman and Chief Executive Officer, stated, "MDC finished the year on a strong note, generating fully diluted earnings per share of $1.42 in the fourth quarter, a 61% increase as compared to last year. We also achieved year-over-year improvements in our homebuilding gross margin and SG&A leverage, resulting in homebuilding operating margin expansion of 150 basis points. The sales environment continues to be favorable, as evidenced by the 49% growth in unit orders for the quarter. These demand trends have carried into the new year, giving our business strong momentum as we head into the spring selling season."

Mr. Mizel continued, "For the full year 2019, we posted year-over-year improvements to both revenue and profitability, which resulted in fully diluted earnings per share of $3.72.  This marks our fifth consecutive year of net income growth, and we are well positioned to continue that trend in 2020 thanks to a 29% increase in homes in backlog to start the year.  We also ended the year in a strong financial position with a year-over-year decrease in our debt to capital ratio and a maturity schedule that was further enhanced earlier this month by the issuance of $300 million of 3.850% senior notes due 2030.”

Mr. Mizel concluded, "As we enter 2020, we will continue to focus on the more affordable segments of the market due to the ongoing lack of supply and broad-based demand we have witnessed.  We believe this favorable supply-demand environment will remain in place for some time given the demographic shifts occurring in this country. These factors, coupled with our solid market positioning and growing backlog, provided us with the confidence to increase our cash dividend by 10% just a few days ago.”

2019 Fourth Quarter Highlights and Comparisons to 2018 Fourth Quarter

●	Home sale revenues up 25% to $1,074.9 million from $858.5 million
o	Unit deliveries up 31% to 2,389
o	Average selling price of deliveries down 4% to $450,000
●	Net income of $92.6 million, or $1.42 per diluted share, up 69% from $54.7 million or $0.88 per diluted share[1]
o	Effective tax rate of 17.5% vs. 21.0%
●	Gross margin from home sales up 40 basis points to 18.5% from 18.1%
o	Inventory impairments of $0.3 million vs. $10.0 million
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") improved by 110 basis points to 9.8% from 10.9%
●	Dollar value of net new orders up 51% to $684.9 million from $453.3 million
o	Unit net orders increased 49% to 1,574
o	Monthly sales absorption pace increased 28% to 2.8
o	Average selling price of net orders up 2% to $435,000

2019 Full Year Highlights and Comparisons to 2018 Full Year

●	Home sale revenues up 7% to $3.21 billion from $2.98 billion
o	Unit deliveries up 13% to 6,974
●	Net income of $238.3 million, or $3.72 per diluted share, up 13% from $210.8 million or $3.39 per diluted share[1]
o	Third highest net income in Company history
●	Gross margin from home sales of 18.8% vs. 18.3%
o	Inventory impairments of $0.9 million vs. $21.9 million
●	SG&A rate of 11.3% vs. 11.1%
●	Dollar value of net new orders up 26% to $3.50 billion from $2.77 billion
o	Unit net orders increased 31% to 7,839
o	Monthly sales absorption pace increased 13% to 3.6

1 Per share amount for the 2018 fourth quarter and full year have been adjusted for the 8% stock dividend declared and paid in the 2019 first quarter.

2020 Outlook – Selected Information2

●	Backlog dollar value at December 31, 2019 up 22% year-over-year to $1.75 billion
●	Home deliveries for the 2020 first quarter between 1,550 and 1,650
o	Average selling price for 2020 first quarter unit deliveries between $450,000 and $460,000
o	Gross margin from home sales for the 2020 first quarter between 18.8% and 19.2% (excluding impairments and warranty adjustments)
●	Active subdivision count at December 31, 2019 of 185, up 11% year-over-year
●	Lots controlled of 27,386 at December 31, 2019, up 18% year-over-year
●	Declared 10% increase in quarterly dividend to $0.33 ($1.32 annualized) in January 2020

2 See “Forward-Looking Statements” below.

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 205,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-K for the year ended December 31, 2019, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Robert N. Martin
Senior Vice President and Chief Financial Officer
1-866-424-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$1,074,852	$858,488	$3,205,248	$2,981,811
Home cost of sales	(876,156)	(692,856)	(2,600,196)	(2,415,139)
Inventory impairments	(325)	(10,002)	(935)	(21,850)
Total cost of sales	(876,481)	(702,858)	(2,601,131)	(2,436,989)
Gross margin	198,371	155,630	604,117	544,822
Selling, general and administrative expenses	(105,101)	(93,366)	(362,790)	(329,801)
Interest and other income	1,579	2,132	9,070	7,718
Other expense	(1,447)	(2,683)	(5,635)	(5,245)
Homebuilding pretax income	93,402	61,713	244,762	217,494

Financial Services:
Revenues	29,616	23,387	88,005	83,405
Expenses	(16,118)	(10,350)	(45,001)	(38,200)
Other income (expense), net	5,346	(5,464)	17,223	1,155
Financial services pretax income	18,844	7,573	60,227	46,360

Income before income taxes	112,246	69,285	304,989	263,854
Provision for income taxes	(19,657)	(14,562)	(66,677)	(53,074)
Net income	$92,589	$54,723	$238,312	$210,780

Comprehensive income	$92,589	$54,723	$238,312	$210,780

Earnings per share
Basic	$1.48	$0.90	$3.84	$3.46
Diluted	$1.42	$0.88	$3.72	$3.39

Weighted average common shares outstanding
Basic	62,192,849	60,764,617	61,616,988	60,571,123
Diluted	64,609,357	61,712,544	63,702,666	61,830,761

Dividends declared per share	$0.30	$0.28	$1.18	$1.11

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

(Unaudited)

	December 31,	December 31,
	2019	2018
	(Dollars in thousands, except
	per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$424,186	$414,724
Restricted cash	14,279	6,363
Trade and other receivables	65,829	52,982
Inventories:
Housing completed or under construction	1,036,191	952,436
Land and land under development	1,330,384	1,180,558
Total inventories	2,366,575	2,132,994
Property and equipment, net	60,414	58,167
Deferred tax assets, net	21,768	37,178
Prepaid and other assets	78,358	45,794
Total homebuilding assets	3,031,409	2,748,202
Financial Services:
Cash and cash equivalents	35,747	49,052
Marketable securities	56,747	40,879
Mortgage loans held-for-sale, net	197,021	149,211
Other assets	17,432	13,733
Total financial services assets	306,947	252,875
Total Assets	$3,338,356	$3,001,077
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$87,364	$50,505
Accrued and other liabilities	245,940	196,247
Revolving credit facility	15,000	15,000
Senior notes, net	989,422	987,967
Total homebuilding liabilities	1,337,726	1,249,719
Financial Services:
Accounts payable and accrued liabilities	68,529	58,543
Mortgage repurchase facility	149,616	116,815
Total financial services liabilities	218,145	175,358
Total Liabilities	1,555,871	1,425,077
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 62,574,961 and 56,615,352 issued and outstanding at December 31, 2019 and December 31, 2018, respectively	626	566
Additional paid-in-capital	1,348,733	1,168,442
Retained earnings	433,126	406,992
Total Stockholders' Equity	1,782,485	1,576,000
Total Liabilities and Stockholders' Equity	$3,338,356	$3,001,077

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
	(Dollars in thousands)
Operating Activities:
Net income	$92,589	$54,725	$238,312	$210,780
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	7,838	5,517	26,016	14,017
Depreciation and amortization	7,576	5,920	23,054	21,326
Inventory impairments	325	10,002	935	21,850
Net loss on marketable equity securities	(3,863)	6,873	(11,797)	3,745
Amortization of discount / premiums on marketable debt securities	-	-	-	(366)
Deferred income tax expense (benefit)	4,182	(363)	13,670	3,729
Net changes in assets and liabilities:
Trade and other receivables	(8,315)	2,411	(12,997)	(4,638)
Mortgage loans held-for-sale	(80,001)	(34,375)	(47,810)	(11,097)
Housing completed or under construction	168,265	119,575	(83,484)	(12,082)
Land and land under development	(139,116)	(154,287)	(149,577)	(304,250)
Prepaid expenses and other assets	(805)	12,083	(4,694)	(245)
Accounts payable and accrued liabilities	42,276	23,259	66,205	49,325
Net cash provided by (used in) operating activities	90,951	51,340	57,833	(7,906)

Investing Activities:
Purchases of marketable securities	(1,368)	(1,667)	(11,708)	(18,850)
Maturities of marketable securities	-	-	-	50,000
Sales of marketable securities	1,360	2,920	7,637	16,230
Purchases of property and equipment	(4,586)	(7,267)	(24,714)	(27,166)
Net cash provided by (used in) investing activities	(4,594)	(6,014)	(28,785)	20,214

Financing Activities:
Advances on mortgage repurchase facility, net	59,145	26,031	32,801	4,475
Dividend payments	(18,780)	(16,985)	(73,117)	(67,718)
Payments of deferred financing costs	-	(3,026)	-	(3,026)
Issuance of shares under stock-based compensation programs, net	(963)	1	15,341	9,860
Net cash provided by (used in) financing activities	39,402	6,021	(24,975)	(56,409)

Net increase (decrease) in cash, cash equivalents and restricted cash	125,759	51,347	4,073	(44,101)
Cash, cash equivalents and restricted cash:
Beginning of period	348,453	418,792	470,139	514,240
End of period	$424,212	$470,139	$474,212	$470,139

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$424,186	$414,724	$424,186	$414,724
Restricted cash	14,279	6,363	14,279	6,363
Financial Services:
Cash and cash equivalents	35,747	49,052	35,747	49,052
Total cash, cash equivalents and restricted cash	$474,212	$470,139	$474,212	$470,139

New Home Deliveries

	Three Months Ended December 31,
	2019			2018			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	1,299	$606,558	$466.9	958	$446,826	$466.4	36%	36%	0%
Mountain	762	371,098	487.0	645	330,315	512.1	18%	12%	(5%)
East	328	97,196	296.3	224	81,348	363.2	46%	19%	(18%)
Total	2,389	$1,074,852	$449.9	1,827	$858,489	$469.9	31%	25%	(4%)

	Year Ended December 31,
	2019			2018			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	3,763	$1,771,061	$470.7	3,244	$1,567,141	$483.1	16%	13%	(3%)
Mountain	2,242	1,131,568	504.7	2,118	1,080,475	510.1	6%	5%	(1%)
East	969	302,619	312.3	835	334,195	400.2	16%	(9%)	(22%)
Total	6,974	$3,205,248	$459.6	6,197	$2,981,811	$481.2	13%	7%	(4%)

Net New Orders

	Three Months Ended December 31,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
West	884	$400,147	$452.7	3.19	573	$250,647	$437.4	2.51	54%	60%	3%	27%
Mountain	436	212,772	488.0	2.21	315	149,583	474.9	1.60	38%	42%	3%	38%
East	254	71,950	283.3	2.80	171	53,028	310.1	2.78	49%	36%	(9%)	1%
Total	1,574	$684,869	$435.1	2.79	1,059	$453,258	$428.0	2.18	49%	51%	2%	28%

	Year Ended December 31,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
West	4,263	$1,963,489	$460.6	3.91	3,316	$1,535,438	$463.0	3.71	29%	28%	(1%)	5%
Mountain	2,410	1,189,193	493.4	3.04	1,908	972,826	509.9	2.63	26%	22%	(3%)	15%
East	1,166	342,469	293.7	3.68	750	262,518	350.0	2.78	55%	30%	(16%)	32%
Total	7,839	$3,495,151	$445.9	3.56	5,974	$2,770,782	$463.8	3.16	31%	26%	(4%)	13%

*Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Year Ended
	December 31,		%	December 31,		%	December 31,		%
	2019	2018	Change	2019	2018	Change	2019	2018	Change
West	89	79	13%	92	76	21%	90	75	20%
Mountain	65	67	(3%)	66	65	2%	66	60	10%
East	31	20	55%	30	21	43%	27	22	23%
Total	185	166	11%	188	162	16%	183	157	17%

Backlog

	At December 31,
	2019			2018			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	2,023	$960,057	$474.6	1,523	$756,335	$496.6	33%	27%	(4%)
Mountain	1,211	624,672	515.8	1,043	550,329	527.6	16%	14%	(2%)
East	567	160,618	283.3	370	119,303	322.4	53%	35%	(12%)
Total	3,801	$1,745,347	$459.2	2,936	$1,425,967	$485.7	29%	22%	(5%)

Homes Completed or Under Construction (WIP lots)

	December 31,
	2019	2018	% Change
Unsold:
Completed	122	179	(32%)
Under construction	255	263	(3%)
Total unsold started homes	377	442	(15%)
Sold homes under construction or completed	2,779	2,219	25%
Model homes under construction or completed	473	407	16%
Total homes completed or under construction	3,629	3,068	18%

Lots Owned and Optioned (including homes completed or under construction)

	December 31, 2019			December 31, 2018
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	9,538	2,805	12,343	8,093	3,004	11,097	11%
Mountain	6,654	3,879	10,533	6,305	2,477	8,782	20%
East	2,313	2,197	4,510	1,899	1,409	3,308	36%
Total	18,505	8,881	27,386	16,297	6,890	23,187	18%

Selling, General and Administrative Expenses

	Three Months Ended December 31,			Year Ended December 31,
	2019	2018	Change	2019	2018	Change
	(Dollars in thousands)
General and administrative expenses	$46,178	$45,317	$861	$175,027	$161,679	$13,348
General and administrative expenses as a percentage of home sale revenues	4.3%	5.3%	(100) bps	5.5%	5.4%	10 bps

Marketing expenses	$23,349	$19,234	$4,115	$81,615	$70,122	$11,493
Marketing expenses as a percentage of home sale revenues	2.2%	2.2%	0 bps	2.5%	2.4%	10 bps

Commissions expenses	$35,574	$28,815	$6,759	$106,148	$98,000	$8,148
Commissions expenses as a percentage of home sale revenues	3.3%	3.4%	(10) bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$105,101	$93,366	$11,735	$362,790	$329,801	$32,989
Total selling, general and administrative expenses as a percentage of home sale revenues (SG&A Rate)	9.8%	10.9%	(110) bps	11.3%	11.1%	20 bps

Capitalized Interest

	Year Ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Homebuilding interest incurred	$63,635	$62,631	$55,170
Less: Interest capitalized	(63,635)	(62,631)	(55,170)
Homebuilding interest expensed	$-	$-	$-

Interest capitalized, beginning of period	$54,845	$57,541	$68,085
Plus: Interest capitalized during period	63,635	62,631	55,170
Less: Previously capitalized interest included in home and land cost of sales	(63,170)	(65,327)	(65,714)
Interest capitalized, end of period	$55,310	$54,845	$57,541